                                                                  EXHIBIT 10.26



[FORD LOGO]     Purchase Order                          *THESE ITEMS MUST APPEAR ON ALL SHIPPING AND BILLING
                  AMENDMENT                     *Blanket order number (if any)          *Purchase Order Number, or Release
                                                                                        Authorization when blanket order is
                                                                                        entered

BUYER AGREES TO PURCHASE AND RECEIVE            FM0FB BKBO 058368                       AMENDMENT-0008

        FORD MOTOR COMPANY                      F.O.B. (TITLE TRANSFER POINT)                   DATE OF ORDER
                                                DESTINATION                                             01/06/96

NATIONAL TECHTEAM INC                           TRANSPORTATION TERMS                            DELIVERY DATE
22000 GARRISON AVE                                      PREPAID
DEARBORN                MI
48124                                           PAYMENT TERMS                                   SHIPPING POINT
                                                NET 15TH AND 30TH PROX                          N/A

SELLER, AGREES TO SELL AND DELIVER SUPPLIES     ROUTING                                         FUNDS
AND SERVICES SPECIFIED HEREIN                   SELLERS' DELIVERY                               FUNDS =USD

*Ship to:                               SALES AND USE TAXES                             *INVOICE TO:

AS RELEASED                             DO NOT BILL SALES OR                             AS RELEASED
                                        USE TAX BECAUSE
                                        PURCHASES ARE COVERED
                                        BY DIRECT PAY.

                                              SEE SECTION 15 FOR ADDITIONAL
                                              INFORMATION AND INSTRUCTIONS

-------------------------------------------------------------------------------
LINE#  *ITEM NUMBER*       QUANTITY*  U/M*      PRC/QTY  U/M         UNIT PRICE
-------------------------------------------------------------------------------
**********************************DESCRIPTION**********************************

  THE FOLLOWING PLANTS ARE COVERED UNDER THIS BLANKET ORDER:
        AF1FB   MARKETING & SALES OPERATI
        AF30A   FPSD PARTS REDISTRIBUTION
        AF31A   FPSD NATIONAL PARTS
        AF34A   FPSD NEW YORK PARTS
        AF35A   FPSD CHICAGO PARTS
        AF38A   FPSD DETROIT PARTS
        AF39A   FPSD ATLANTA PARTS
        AF44A   FPSD DALLAS PARTS
        AF46A   FPSD KANSAS CITY PARTS
        AF49A   FPSD LOS ANGELES PARTS
        AF50A   FPSD SAN FRANCISCO PARTS
        AF52A   FPSD GENERAL OFFICE
        AP01A   FORD ATLANTA ASSEMBLY
        AP02A   FORD MICHIGAN TRUCK
        AP02F   FORD MICHIGAN TRUCK BODY
        AP03A   FORD CHICAGO ASSEMBLY
        AP04A   FORD OHIO ASSEMBLY
        AP05A   FORD DEARBORN ASSEMBLY
        AP06A   FORD KANSAS CITY ASSEMBLY
        AP06F   FORD KANSAS CITY PAINT
        AP06H   FORD KANSAS CITY BODY
        AP07A   FORD LORAIN ASSEMBLY

        AP09A   FORD LOUISVILLE ASSEMBLY
        AP11A   FORD EDISON ASSEMBLY
        AP12A   FORD NORFOLK ASSEMBLY
        AP14A   FORD ST LOUIS ASSEMBLY
        AP15A   FORD TWIN CITIES ASSEMBLY
        AP16A   FORD WAYNE ASSEMBLY
        AP17A   FORD WIXOM ASSEMBLY
        AP18A   FORD PILOT PLANT
        AP19A   FORD KENTUCKY TRUCK
        CC0BA   GENERAL OFFICE
        CC01A   FORD SHELDON RD
        CC05A   FORD CCD CONNERSVILLE
        CS0AA   CASTING DIV GEN OFFICE
        CS0FA   WOODHAVEN FORGING PLANT
        CS04A   FORD CLEVELAND CASTING
        CS07A   FORD VULCAN FORGE WORKS
        EE0BA   DIV. GEN. OFFICE
        EE0CA   GENERAL OFFICE
        EE0FA   NORTH PENN ELECTRONIC FAC
        EE0FF   NP TEST ENGR/KULPSVILLE


* SUPPLIER CODE - Q479D BUYER         IS:  B. RODRIGUEZ (4753)  (313)-845-3544

5322
Oct 93                          TERMS AND CONDITIONS

1. OFFER, ACCEPTANCE, AND MODIFICATION - This purchase order is an offer to Seller by Buyer to enter into the purchase agreement it describes, and upon acceptance shall be the complete and exclusive statement of such agreement. Beginning work hereunder shall constitute an acceptance of the offer. Modifications proposed by Seller are not part of the agreement in the absence of Buyer's written acceptance.
2. CHANGES - (a) Buyer at any time, by amendment or other writing signed by it, may change the design (including drawings, materials, and specifications, processing (method of packing and shipping, and the place of delivery of the supplies and services.
    (b) If any such change affects cost or timing, Buyer shall adjust purchase price and deliver schedules equitably.
    (c) Seller shall not make any change in the design, processing, packing, shipping, and the place of delivery of the supplies and services.
    (d) Seller shall notify Buyer's manager of the facility to which Seller ships the supplies and Buyer's purchasing office that issued this purchase order of each change to the construction or operation of the supplies of this agreement that is issued by Seller subsequent to sale and that relates to (i) safety of operation, (ii) compliance with laws or regulations, or
    (iii) compliance with the specifications of this order. Each notice shall identify the number of this order. Within a reasonable time after each notice, Seller at its expense shall implement the change in the supplies.
3. BAILED PROPERTY - Unless otherwise specified in this order, Seller is responsible for loss of, and damage to, property owned by Buyer and possessed by Seller for use in carrying out this order, including responsibility for loss and damage which occur despite Seller's exercise of reasonable care, but excluding normal wear and tear. Seller shall (a) properly house and maintain such property on Seller's premises, (b) mark it "Property of Ford Motor Company" (or of the appropriate Ford Associated Company, as the case may be), (c) refrain from commingling it with the property of Seller or with that of a third party, and (d) maintain it as personalty. Buyer shall have the right to enter Seller's premises at reasonable times to inspect such property and Seller's records pertaining thereto and to take possession of the property. Upon Buyer's request, Seller immediately shall deliver such property to a carrier selected by Buyer, properly packed and marked in accordance with the requirements of the carrier and Buyer, at Buyer's option F.O.B. Carrier, Seller's facility or F.O.B. Buyer's facility, freight collect.
4. RELEASES - If delivery dates are not specified in this agreement, Seller shall procure materials and fabricate, assemble, and ship supplies only as authorized in shipment releases issued to Seller by Buyer. Buyer may return overshipments to Seller at Seller's expense for all packing, handling, sorting and transportation. Buyer from time to time and with reasonable notice may change or temporarily suspend shipping schedules specified in the purchase order or shipment release.
5. PACKING, MARKING, AND SHIPPING - (a) Seller shall pack and ship the supplies in accordance with the requirements of Buyer and the carrier transporting such supplies. Seller shall mark each package in accordance with the current edition of Buyer's Package Identification or Steel Packaging Standards, as applicable, and additional instructions of Buyer and the carrier. Seller will reimburse Buyer for costs incurred as a result of improper packing, marking, routing or shipping.
    (b) Upon request, Seller shall advise Buyer with regard to packing, marking, routing, and shipping that will enable Buyer to secure the most economical transportation rates.
    (c) Seller shall not charge separately for packing, marking or shipping unless Buyer authorizes such charges in writing, in which case Seller shall add such charges to its invoice as a separate item and attach supporting data.
    (d) Buyer may require shipment of any of the supplies covered by this agreement by a more expeditious method of transportation if seller fails to meet the shipping requirements of this agreement, and Seller shall bear the cost difference of such transportation unless such failure is due to an excusable delay of Section 13.
    (e) Seller shall be responsible for any loss, damage, or injury which results from, or occurs during, shipment of supplies by Seller's vehicles.
6. PACKING SLIPS AND BILLS OF LADING - (a) Seller shall obtain a straight bill of lading from the carrier of these supplies and shall include on each packing slip and bill of lading the number of this purchase order and the location of the destination facility.
    (b) Seller shall include a numbered master packing slip with each shipment. If less than a carload or truckload is being shipped, the slip shall be included in one of the packages which shall be marked "Packing Slip Inside". In carload and truckload shipments the master packing slip shall be enclosed in an unsealed envelope that is affixed near the door on the inside of the freight vehicle.
    (c) Seller shall retain the original bill of lading for two years from the date of shipment unless otherwise directed by the Traffic Manager at the destination facility.
7. EXPORT/IMPORT - For each international shipment, Seller shall include a priced invoice with the master packing slip and upon request shall furnish all other required export/import documents. Export credits and custom drawbacks shall belong to Buyer or its designee. Upon request, Seller shall furnish in satisfactory form all documents required to obtain export credits and customs drawbacks or to satisfy any other government requirement, including certificates that identify the country of origin of the materials used in these supplies and the value added in each country.
8. INSPECTION - Buyer at its option may reject, or retain and correct, supplies that do not meet the requirements of this purchase order. If Buyer elects to correct the supplies, it shall consult with Seller on the method of correction. Seller shall reimburse Buyer for reasonable expenses resulting from rejection or correction.
9. PROPRIETARY RIGHTS - (a) Seller shall handle and be responsible for every claim of infringement of any present or future patent, copyright, industrial design right, or other proprietary right that results from the sale or use of the supplies hereof (i) alone, (ii) in combination by reason of their content, design, or structure, or (iii) in combination in accordance with Seller's recommendations, or at Buyer's option provide all reasonable assistance to Buyer in Buyer's handling of such claims. Seller's obligations shall apply even though Buyer furnishes all or any portion of the design and specifies all or any portion of the processing.
    (b) Seller grants to Buyer and its Associated Companies a nonexclusive, royalty free, irrevocable license to rebuild and have rebuilt the supplies of this purchase order.
    (c) Seller will neither assert nor transfer to another a right to assert against Buyer and/or its Associated Companies, or dealers or customers thereof, any copyright of Seller that is applicable to any works of authorship furnished to Buyer or any of Buyer's Associated Companies in the course of Seller's activity hereunder.
    (d) All technical information disclosed heretofore and hereafter by Seller to Buyer in connection with these supplies or services is disclosed on a nonconfidential basis.
10. WARRANTY - Seller warrants that the supplies and services will conform to the applicable drawings and specifications and will be free of defects in design (to the extent that Seller furnished the design), materials, and workmanship. Seller shall handle and be responsible for every claim of damage or injury that is based on a breach of the foregoing warranty, or at Buyer's option provide all reasonable assistance to Buyer in Buyer's handling such claims.
11. SUBCONTRACTING AND ADVERTISING - Seller may subcontract for goods or services to be incorporated in the supplies or services of this agreement, but Seller shall not subcontract all of its duties under this agreement without Buyer's prior written approval. Seller shall not refer to Buyer in advertising or public releases without Buyer's written approval.
12. COMPLIANCE WITH LAW - (a) Ford Motor Company (Ford U.S.) serves from time to time as a contractor for the United States government. The policy of the United States government expressed in Pub. L95-507, that small business concerns and small disadvantaged business concerns shall have the maximum practicable opportunity to participate in performing contracts of the United States government, and its clause entitled "Utilization of Small Business Concerns and Small Business Concerns Owned and Controlled by Socially and Economically Disadvantaged Individuals," apply to Ford U.S. and its U.S. suppliers. Ford U.S. mailed the foregoing clause to its U.S. suppliers and a copy is available upon request. (b) If Ford U.S. is the Buyer, Seller shall comply with federal laws, rules, and regulations applicable to subcontractors of government contractors, including those relating to contracting with small and disadvantaged business concerns (Pub. L 95-507); equal employment opportunity and affirmative action in the employment of minorities (Executive Order - 11246), women (Executive Order - 11375), the handicapped (29 USC 793), and certain veterans (38 USC 2012); contracting with business concerns operating in areas of surplus labor (41 CFR 1-1.805); and contracting with women-owned business concerns (Executive Order 12138).
13. EXCUSABLE DELAYS - Neither Buyer nor Seller shall be liable for a failure to perform that arises from causes or events beyond its reasonable control and without its fault or negligence, including labor disputes of any kind. In the event of a delay in performance, Buyer at its option may acquire possession of all finished supplies, work in process, and parts and materials produced or acquired for the work hereof, and Seller immediately shall deliver such property to a carrier selected by Buyer, property packed and marked in accordance with the requirements of the Carrier and Buyer, at Buyer's option F.O.B. Carrier, Seller's facility or F.O.B. Buyer's facility, freight collect.
14. WORK ON BUYER'S PREMISES - (a) If Seller's employees, contractors, or agents provide services to Buyer on Buyer's premises, Seller shall examine the premises to determine whether they are safe for such services and shall advise Buyer promptly of any situations it deems to be unsafe. For services performed on Buyer's premises in Canada, Seller must furnish, prior to payment, evidence of compliance with the Worker's Compensation Act.
    (b) Seller shall handle and be responsible for every claim that arises from Seller's work on Buyer's premises and that is for actual or alleged (i) injury to any person, (ii) damage to any property, (iii) economic loss, or
    (iv) violation of any law, ordinance, or regulation, or at Buyer's option provide all reasonable assistance to Buyer in Buyer's handling of such claims, unless the claim arises from the negligence or recklessness of Buyer, Buyer's director, and Buyer's employees.
15. SALES AND USE TAXES - (a) Seller must not include sales and use taxes for supplies that will be shipped to, or services that will be furnished in, locations for which Buyer has a direct pay permit. These locations and the applicable permit numbers are:


                Ford Motor Company                                              Ford Motor Company (Cont.)

State           Location/Plant          Permit No.              State           Location                        Permit No.
Indiana         Indianapolis            380549190-001-5                         Loraine Assembly and Ohio       98-000545
Georgia         All Locations           080-30-03517-4                          Truck Plants
Kentucky        Kentucky Truck          8448                                    Maumee Stamping                 98-001860
Louisville      Assembly                29370                                   Sandusky                        98-000553
Michigan        All Locations           38-0549190                              Ford Parts & Service and        98-001877
Minnesota       Twin Cities Assy        1032                                    All Other Locations
Missouri        Kansas City Assy        10352287
                St. Louis Assy          10795952
New Jersey      Edison Assembly         DP-038-0549190-         Tennessee       Nashville Glass                 2-280549190-
                                        002                                                                     003-8
New York        All locations           38-0549190C             Virginia        Norfolk Assembly                998168-3
                                        (DP-000045)                             Ford Electronics & Refrig Corporation
Ohio            Batavia                 98-001982               Indiana         Bedford                         003298086-
                Canton                  98-000546                                                               002-0
                Cleveland Casting       98-000548                               Connersville Plant              003298086-
                Cleveland Engine #1     98-000551                                                               001-4
                and #2                                          Pennsylvania    Lansdale                        89-11068-3
                Walton Hills Stamping   98-000554
                Sharonville             98-000550
                Lima Engine             98-000552


    (b) Illinois and Oklahoma exempt from sales or use taxes most supplies and services that are used or consumed in manufacturing products for sale. Seller must not include sales or use taxes for supplies or services shipped to the locations listed below when this purchase order designates that the supplies or services are exempt.

    State               Location                   Permit or Registration No.
    Illinois            Chicago Assembly Plant            0069-1801
                        Chicago Stamping Plant            759-220-5
    Oklahoma            Tulsa Glass Plant                 127240

    (c) Seller must include sales or use tax on other supplies and services if Seller is licensed to do so by the tax authorities of the destination. Seller must identify the sales or use tax on Seller's invoice as a separate item.
16. TERMINATION AT OPTION OF BUYER - (a) Buyer may terminate its purchase obligations hereunder, in whole or in part, at any time, by a written notice of termination to Seller. Buyer shall have such right of termination notwithstanding the existence of an excusable delay of Section 13.
    (b) Upon receipt of the notice of termination, Seller, unless otherwise directed by Buyer, shall (i) terminate promptly all work under this purchase order; (ii) transfer title and deliver to Buyer the finished work, the work in process, and the parts and materials which Seller produced or acquired in accordance with this purchase order and which Seller cannot use in producing goods for itself or for others; (iii) settle all claims by subcontractors for actual costs that are rendered unrecoverable by such termination; and
    (iv) take actions reasonably necessary to protect property in Seller's possession in which Buyer has an interest.
    (c) Upon termination by Buyer under this Section, Buyer's obligation to Seller shall be; (i) the purchase order price for all finished work and completed services which conform to the requirements of the purchase order;
    (ii) Seller's actual cost of the work in process and parts and materials transferred to Buyer in accordance with subsection (b)(ii) hereof; (iii) Sellers actual costs if settling claims by subcontractors of subsection
    (b)(iii) hereof; and (iv) Seller's actual cost of carrying out its obligations of subsection (b)(iv) hereof, but Buyer's obligation shall not exceed those Buyer would have had to Seller in the absence of termination.
    (d) Seller shall furnish to Buyer, within one month after the date of termination, Seller's termination claims, which shall consist exclusively of the items of Buyer's obligations to Seller that are listed in the subsection
    (c) hereof. Buyer may audit Seller's records, before or subsequent to payment, to verify amounts requested in Seller's termination claim.
    (e) Buyer shall not be liable to Seller if Buyer terminates its purchase obligations of this agreement because of Seller's default.
17. APPLICABLE LAW - This purchase order shall be governed by the law of Buyer's principal place of business, and litigation on contractual causes arising from the purchase order shall be brought only in that jurisdiction.



               When this document is a release, these terms and
                  conditions are superseded by the terms and
                      conditions of the purchase order.

ORDER DATE: 01/06/96  BLANKET ORDER NO.  FM0FB BKBO 058368

EE01A   FORD EED RAWSONVILLE
EE02A   FORD PPD SANDUSKY PLANT
EE03A   FORD EED YPSILANTI
EE04A   FORD EED LANSDALE

EE05J   EXPORT OPERATION N.PENN
EE06A   BEDFORD
EE07A   MARKHAM
EF0AA   ROMEO ENGINE PLANT
EF01A   CLEVELAND ENGINE PLT #1
EF02A   CLEVELAND ENGINE PLANT #2
EF03A   DEARBORN ENGINE
EF05A   FORD ENGINE GENERAL OFFIC
EF06A   LIMA ENGINE PLT
FD0JC   CAR PRODUCT DEVEL - ENVIR
FD0LA   TRAFFIC & TRUCK SERVICES
FD0MA   RAILROAD-TRACK STOCK
FD0MB   RAILROAD-HEAVY EQUIPMENT
FD0NA   CONSTR, BLDG. & ENVIRON
FD0PA   POWERHOUSE
FD0QA   REPROGRAPHICS & OFFICE ST
FD0QB   BUSINESS MACHINE REPAIR
FD0QC   REPROGRAPHICS & OFFICE ST
FD0RA   TECHNICAL PHOTOGRAPHY
FD0SA   GRAPHIC ARTS & ADMIN SERV
FD0SB   HIGHLAND PARK T&TS
FD0TA   CONTROLLERS OFFICE-T&TS
FD0VA   INDUST RADIO & VIDEO SVC
FD0WB   POWERTRAIN OPERATIONS

FD04A   FORD UTICA TRIM PLANT
FD05A   FORD CHESTERFIELD TRIM
FD20F   VEHICLE DEVELOPMENT
FM0CC   B & A GENERAL OFFICE
FM0CD   ROUGE OFFICE BLDG.
FM0FB   CENTRAL STAFFS
FM0FD   FM&SP
FM0MA   FORD LEASING DEVLP.  CO.
FM0QA   ARIZONA PROVING GROUND
FM0RA   FORD MOTOR LIGHT TRUCK OP
FM00Q   CAR PRODUCT DEVELOPMENT
FMlBP   ADV.  VEHICLE ENGINEERING
FM2EP   PRIMUS FORD CREDIT
GD0BA   GLASS PRODUCT DEV & RES
GD01A   DEARBORN GLASS PLT
GD02A   FORD NASHVILLE GLASS
GD05A   GLASS DIV GENERAL OFF
GD07A   FORD TULSA GLASS
GD09A   FORD GLASS CARLITE
GD21A   FORD GLASS DIV
L7VWC   JAGUAR MAHWAH N.J.
MS0BA   WAYNE BODY & STAMPING PLT
MS01A   BUFFALO STAMPING PLANT
MS02A   CHICAGO STAMPING PLANT

MS03A   WALTON HILLS STAMPING PLT
MS04A   DEARBORN FRAME PLT
MS05A   DEARBORN STAMPING PLT
MS06A   MONROE STAMPING PLANT
MS07A   DEARBORN TOOL & DIE
MS08A   MAUMEE STAMPING PLANT
MS09A   WOODHAVEN STAMPING PLANT
PP0AD   DIVISION GENERAL OFFICE
PP02A   FORD MT CLEMENS PLANT
PP03A   FORD SALINE PLANT
PP04A   FORD MILAN PLANT
TC0AA   GENERAL OFFICE
TC02A   FORD T & C SHARONVILLE
TC03A   FORD T & C INDIANAPOLIS
TC04A   FORD T & C LIVONIA
TC05A   FORD T & C STERLING
TC11A   FORD T & C VAN DYKE
TC12A   FORD T & C BATAVIA
0088A   FAIRTEL ASSOCIATES
0168A   FAIRLANE GOLF INC.

     ORDER DATE: 01/06/96   BLANKET ORDER NO. FM0FB BKBO 058368

   1503A   FORD EXPORT - WIXOM
   5005A   FAO STAFF SERVICES
   7001A   FORD MOTOR LAND DEVELOP
   7020A   DETROIT DOWNTOWN DEVELOP

   7040A   FORD MOTOR PROPERTIES
   7050A   FORD COLORADO PROPERTIES
   7060B   GREENFIELD PROPERTIES
   7066B   FAIRLANE WOODS
   9010A   FORD LEASING DEV COMPANY
   9100A   FORD MOTOR CREDIT COMPANY

   MISCELLANEOUS DISTRIBUTION- FOR NON CPARS LOCATIONS.
           (PLACE AN X ON THE APPLICABLE LINE(S))

   __     ALL LOCATIONS
   __     AIR TRANSPORTATION
   __     ENGINEERING COMPUTER SYS.
   __     F.M.C.C.
   __     MANUFACTURING DEV.
   __     U.S. LEASING/TOM KAY
   __     SYSTEMS MANAGERS
   __     FIRST NATIONWIDE BANK
   __     ENGINEERING COMPLEX (9 COPIES)
   __     COPPO, ROOM 1003, BODY ENGR.
   __     GRACE CLARION, RM B7, FPSD GO.
   __     ASSOC.  CORP.  OF N. AMERICA
   __     DYNAMOMETER BLDG.
   __     DIVERSIFIED PROD.  TECH CTR.
   __     SCIENTIFIC RESEARCH LAB

SPECIAL DISTRIBUTION INSTRUCTIONS:
SYSTEMS MANAGERS (40)

EFFECTIVE DATE
01/08/96

SEE ATTACHED FOR PRICES, TERMS AND CONDITIONS.

AMENDMENT IS BEING ISSUED TO INCORPORATE THE 2.5% ECONOMIC INCREASE INTO THE BILL RATES FOR BILLING RANGES 04-10. THESE NEW MAXIMUM BILL RATES ARE EFFECTIVE 1-01-95 AND ARE AS FOLLOWS:

BILLING RANGES           MAXIMUM BILL RATES
         10                        $49.85
         09                        $43.77
         08                        $40.09
         07                        $36.92
         06                        $31.91
         05                        $27.06
         04                        $23.73

                          ATTACHMENT TO PURCHASE ORDER
                    GENERAL CONSULTING TERMS AND CONDITIONS

1.  DESCRIPTION OF CONTRACT SERVICES.  THE SELLER SHALL PROVIDE, AS
REQUESTED BY THE BUYER, THE SERVICES DESCRIBED ON THE FACE OF THE PURCHASE ORDER IN MORE SPECIFIC DETAIL, THE WORK ASSIGNMENTS TO BE PERFORMED BY THE EMPLOYEES PROVIDED BY THE SELLER. BUYER SHALL DESIGNATE IN WRITING THE PERSON OR PERSONS AUTHORIZED TO MAKE SUCH WORK ASSIGNMENTS ON BEHALF OF BUYER. TO THE EXTENT THAT THE STANDARD TERMS AND CONDITIONS OF THE REVERSE SIDE OF BUYER'S ABOVE REFERENCED PURCHASE ORDER ARE INCONSISTENT WITH THE ADDITIONAL TERMS AND CONDITIONS SET OUT IN THIS ATTACHMENT, THE ADDITIONAL TERMS AND CONDITIONS SHALL APPLY.

2. FEE FOR CONTRACT SERVICES. IN CONSIDERATION OF THE CONTRACT SERVICES TO BE PERFORMED AS SET OUT IN PARAGRAPH 1, BUYER WILL PAY SELLER A FEE AS SHOWN ON THE FACE OF THIS PURCHASE ORDER. (FOR OVERTIME SEE PARAGRAPH 14)

3.  PLACE OF PERFORMANCE OF CONTRACT SERVICES; TRAVEL EXPENSES.  THE
CONTRACT SERVICES SHALL BE PERFORMED AT A PLACE OR PLACES DESIGNATED BY THE BUYER. REASONABLE TRAVEL EXPENSES TO BE REIMBURSED BY BUYER TO SELLER ON AN ACTUAL COST BASIS. TRAVEL EXPENSE TO COVER OVERNIGHT TRAVEL OUTSIDE THE METRO-DETROIT AREA. ALL TRAVEL TO BE PRE-APPROVED BY A FORD PROGRAM MANAGER.

     ORDER DATE: 01/06/96 BLANKET ORDER NO. FMOFB BKBO O58368


4. STATEMENTS - PAYMENT. BETWEEN THE FIRST AND TENTH DAY OF EACH MONTH, SELLER SHALL FURNISH A STATEMENT, IN A FORM AGREED BY BUYER, COVERING CONTRACT SERVICES RENDERED AND TRAVEL EXPENSES INCURRED DURING THE PRECEDING MONTH. SELLER SHALL INCLUDE ON EACH SUCH STATEMENT SELLER'S PURCHASE ORDER NUMBER, DATE OF INVOICE AND INVOICE NUMBER. BUYER SHALL PAY STATEMENTS IN GOOD ORDER PER FORD STANDARD TERMS (NET 15/30 PROX). BUYER SHALL HAVE THE RIGHT TO AUDIT SELLER'S RECORDS AT ANY TIME PRIOR TO TWO YEARS AFTER FINAL PAYMENT TO VERIFY PAYMENT OBLIGATION. THE TOTAL FEE PAYABLE TO SELLER FOR ALL CONTRACT SERVICES AND EXPENSES REQUESTED AND PROVIDED UNDER THIS AGREEMENT, SHALL NOT EXCEED THE AMOUNT SHOWN ON THE FACE OF ABOVE ORDER, AND SELLER SHALL NOT PERFORM CONTRACT SERVICES OR INCUR ANY EXPENSES THAT CAUSE THE AGGREGATE AMOUNT PAYABLE UNDER THIS AGREEMENT TO EXCEED SUCH AMOUNT WITHOUT A WRITTEN MODIFICATION OF THIS AGREEMENT.

5.  RELATIONSHIP.  SELLER'S RELATIONSHIP TO BUYER UNDER THIS AGREEMENT
SHALL BE THAT OF AN INDEPENDENT CONTRACTOR AND NOT AN EMPLOYEE OR AGENT.
SELLER SHALL NOT REPRESENT OR HOLD ITSELF OUT AS HAVING ANY RELATIONSHIP WITH BUYER OTHER THAN THAT OF AN INDEPENDENT CONTRACTOR. NO NEW ASSIGNMENTS WILL BE UNDERTAKEN BY SELLER WITHOUT SECURING PRIOR WRITTEN APPROVAL FROM BUYER'S DESIGNATED REPRESENTATIVE. BUYER SHALL NOT BE RESPONSIBLE FOR ANY TAX LEVIED ON SELLER OR SELLER'S EMPLOYEES OR REPRESENTATIVES BY ANY GOVERNMENTAL AUTHORITY, RELATING TO THIS AGREEMENT OR INCOME ATTRIBUTED TO SELLER'S EMPLOYEES OR REPRESENTATIVES.

6. TITLE TO WORK PRODUCT. ALL INFORMATION AND DATA SELLER DEVELOPS OR ACQUIRES IN PERFORMING CONTRACT SERVICES SHALL BELONG TO BUYER, WITHOUT FURTHER CONSIDERATION, AND SHALL BE DELIVERED TO BUYER UPON COMPLETION OF THIS
AGREEMENT OR EARLIER IF REQUESTED.  BUYER SHALL BE FREE TO USE AND DISCLOSE
TO OTHERS INFORMATION AND DATA DELIVERED HEREUNDER.

7.  WORK FOR HIRE.  ANY WORK OF AUTHORSHIP CREATED BY SELLER IN PERFORMING
THE SERVICES HEREUNDER SHALL BE CONSIDERED AS A SPECIALLY ORDERED OR COMMISSIONED "WORK FOR HIRE" AND ALL COPYRIGHTS FOR SUCH WORKS OF AUTHORSHIP SHALL BEAR A VALID COPYRIGHT NOTICE DESIGNATING FORD MOTOR COMPANY AS THE COPYRIGHT OWNER. IN THE EVENT ANY PORTION OF THE WORK OF AUTHORSHIP CREATED BY THE SELLER IN PERFORMING THE SERVICES HEREUNDER DOES NOT QUALIFY AS "WORK FOR HIRE", SELLER SHALL ACQUIRE TITLE TO THE COPYRIGHT FOR SUCH PORTION AND ASSIGN ALL ACQUIRED TITLE AND INTEREST TO BUYER.

8. TITLE TO INVENTIONS. EVERY INVENTION, DISCOVERY AND IMPROVEMENT MADE, CONCEIVED OR REDUCED TO PRACTICE IN PERFORMING CONTRACT SERVICES BELONGS TO BUYER, WITHOUT FURTHER CONSIDERATION, AND SHALL BE REPORTED TO BUYER PROMPTLY. UPON REQUEST, SELLER SHALL EXECUTE ALL DOCUMENTS AND PAPERS, AND SHALL FURNISH ALL REASONABLE ASSISTANCE REQUIRED (I) TO ESTABLISH IN BUYER TITLE TO SUCH INVENTIONS, DISCOVERIES AND IMPROVEMENTS AND (II) TO ENABLE BUYER TO APPLY FOR UNITED STATES AND FOREIGN PATENTS THEREON.

9.  COPYRIGHT LICENSE.  SELLER HEREBY GRANTS TO BUYER AND TO ITS DOMESTIC
AND FOREIGN SUBSIDIARIES, A PERMANENT, NONEXCLUSIVE, PAID-UP WORLDWIDE LICENSE UNDER EACH COPYRIGHT OWNED OR CONTROLLED OR HAVE THE RIGHT TO LICENSE IN EACH WORK OF AUTHORSHIP FIXED IN ANY TANGLIBLE MEDIUM OF EXPRESSION FURNISHED TO BUYER OR ITS DESIGNEE IN PERFORMING CONTRACT SERVICES,

TO USE SUCH WORK FOR BUYER'S INTERNAL PURPOSES, AND TO REPRODUCE SUCH WORK, TO PREPARE DERIVATIVE WORKS, DISTRIBUTE COPIES OF SUCH WORK TO THE PUBLIC, AND TO PERFORM AND DISPLAY SUCH WORK PUBLICLY.

10. CONFIDENTIALITY.  SELLER AND ITS EMPLOYEES SHALL USE THE INFORMATION
AND DATA ACQUIRED FROM BUYER OR THIRD PARTIES UNDER THIS AGREEMENT ONLY IN PERFORMING THE CONTRACT SERVICES, AND SHALL NOT DISCLOSE TO ANY THIRD PARTY, DURING THE PERIOD OF THIS AGREEMENT AND THEREAFTER, ANY SUCH INFORMATION AND DATA THAT IS NOT IN THE PUBLIC DOMAIN.

11. LIABILITY FOR PERSONAL INJURIES AND PROPERTY DAMAGE. SELLER SHALL BE RESPONSIBLE FOR AND SHALL HOLD BUYER HARMLESS FROM ALL EXPENSES, INCLUDING LEGAL FEES, WHICH ARISE FROM ITS PERFORMANCE HEREUNDER AND WHICH ARE FOR ACTUAL OR ALLEGED INJURY TO ANY PERSON OR DAMAGE TO ANY PROPERTY, INCLUDING BUYERS PROPERTY, EXCEPT TO THE EXTENT THAT SUCH EXPENSES ARE ATTRIBUTABLE TO BUYER'S NEGLIGENCE OR WILLFUL MISCONDUCT.

12. EMPLOYMENT: THIRD PARTIES.  IN PERFORMING THE CONTRACT SERVICES,
SELLER SHALL EMPLOY ONLY SUCH EMPLOYEES AND THIRD PARTIES AS BUYER SHALL HAVE APPROVED IN WRITING IN ADVANCE. SELLER SHALL REQUIRE EACH EMPLOYEE AND


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

     ORDER DATE:           01/06/96 BLANK ET ORDER NO. FMOFB BKBO 058368

THIRD PARTY APPROVED BY BUYER AN AGREEMENT UNDER WHICH THE THIRD PARTY IS BOUND TO THE TERMS SET FORTH IN PARAGRAPHS 5 THROUGH 13 HEREOF. IN THE EVENT THAT, FOR ANY REASON, BUYER IS NOT SATISFIED WITH THE PERFORMANCE OF ANY EMPLOYEE OF SELLER, SELLER SHALL REPLACE SUCH EMPLOYEE WITH ANOTHER

QUALIFIED EMPLOYEE.

13. COMPLIANCE WITH LAW AND GOVERNING LAW. SELLER AND ITS EMPLOYEES SHALL COMPLY WITH ALL APPLICABLE LAWS AND REGULATIONS IN PERFORMING THE SERVICES UNDER THIS AGREEMENT. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN. LITIGATION IN CONTRACTUAL CAUSES ARISING FROM THIS AGREEMENT SHALL BE BROUGHT ONLY IN A FEDERAL DISTRICT COURT LOCATED IN MICHIGAN OR IN A COURT OF THE STATE OF MICHIGAN.

14. OVERTIME RATES.  STRAIGHT TIME RATES PER HOUR ARE APPLICABLE TO EIGHT
(8) HOURS WORK EACH WORKING DAY OF THE SELLER'S NORMAL FORTY (40) HOUR
WORK WEEK, EXCEPT HOLIDAYS, REGARDLESS OF THE TIME THE SELLER'S BEGIN THEIR WORK DAYS. WORK SHALL BE AT STRAIGHT TIME RATES UNLESS BUYER APPROVES HIGHER RATES IN WRITING IN ADVANCE. TIME AND ONE-HALF OVERTIME RATES PER HOUR ARE APPLICABLE TO HOURS WORKED IN EXCESS OF EIGHT (10) HOURS STRAIGHT TIME EACH DAY OF THE NORMAL WORK WEEK AND ALL HOURS WORKED ON THE SIXTH WORK DAY, AS LONG AS 40 TOTAL WORK HOURS HAVE BEEN EXCEEDED. APPROVED VACATION AND SICK TIME COUNTS TOWARD THE 40 TOTAL HOURS. DOUBLE-TIME RATES APPLY TO ALL HOURS WORKED ON HOLIDAYS AND THE SEVENTH WORK DAY OF A WEEK. RECOGNIZED HOLIDAYS FOR THE PURPOSES OF THIS PURCHASE ORDER ARE THE TEN PRIMARY FORD HOLIDAYS AS SCHEDULED AT THE BEGINNING OF THE CALENDAR YEAR. (NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, GOOD FRIDAY, EASTER MONDAY, MEMORIAL DAY, JULY 4TH, LABOR DAY, THANKSGIVING DAY, THANKSGIVING FRIDAY AND CHRISTMAS DAY). BILLING RATE FOR TIME AND ONE-HALF HOURS = 1.25 X THE STRAIGHT TIME BILLING

RATE AND THE BILLING RATE FOR DOUBLE TIME HOURS = 1.5 X THE STRAIGHT TIME BILLING RATE. THE OVERTIME AND DOUBLE TIME BILLING RATE FACTOR FOR SYSTEMS POSITIONS IS 1.0.

15. AMERICANS WITH DISABILITIES ACT COMPLIANCE. SELLER SHALL COMPLY WITH THE AMERICAN'S WITH DISABILITIES ACT.

16. AUDIT. BUYER'S PAYMENT OBLIGATION SHALL BE NO MORE THAN THE SPECIFIED MAXIMUM, IF ANY FOR SELLER'S ACTUAL TIME AT SPECIFIED RATES AND ACTUAL COSTS OF PURCHASED MATERIALS AND SERVICES. SELLER SHALL ESTABLISH A REASONABLE ACCOUNTING SYSTEM AND BUYER MAY AUDIT SELLER'S RECORDS, AT ANY TIME PRIOR TO TWO YEARS AFTER FINAL PAYMENT, TO VERIFY BUYER'S PAYMENT OBLIGATION TO SELLER.

17. HIRING OF CURRENTLY CONTRACTED EMPLOYEES TO FORD MOTOR COMPANY.  IN
THE EVENT SELLER HIRES AN INDIVIDUAL WHO IS ON A PROJECT ASSIGNMENT TO BUYER AT THE TIME OF SUCH HIRING, SELLER SHALL NOT PROVIDE SUCH INDIVIDUAL TO BUYER FOR ANY ASSIGNMENT FOR A PERIOD OF 90 DAYS.

18. HIRE OPTION. FORD MOTOR COMPANY AND ANY FORD SUBSIDIARY SHALL HAVE AN UNEQUIVOCAL RIGHT TO HIRE ONE OR MORE OF SELLER'S EMPLOYEES AFTER THE EMPLOYEES HAVE BEEN WORKING AT A FORD FACILITY FOR MORE THAN SIX (6) MONTHS. SELLER UNDERSTANDS THAT THIS RIGHT SHALL SUPERSEDE ANY RESTRICTIVE AGREEMENTS THAT EXIST BETWEEN SELLER AND ITS EMPLOYEES AND SHALL SURVIVE ANY TERMINATION OF THE PURCHASE (BLANKET) ORDER.

19. DRUG FREE ENVIRONMENT. SELLER IS RESPONSIBLE AND ACCOUNTABLE FOR PROVIDING FORD WITH DRUG-FREE CONTRACT PERSONNEL.

20. SHIFT PREMIUMS. UNDER THIS PURCHASE ORDER SHIFT PREMIUMS MUST BE APPROVED IN ADVANCE BY THE FORD REQUESTING MANAGER AND INDICATED ON THE CPO AUTHORIZATION. WHEN AUTHORIZED, SHIFT PREMIUMS WILL BE COMPUTED TO A MAXIMUM
OF:

AFTERNOON SHIFT BILLING RATE - (APPLICABLE STANDARD BILLING RATE) X 1.035 MIDNIGHT SHIFT BILLING RATE - (APPLICABLE STANDARD BILLING RATE) X 1.070.

SHIFT PREMIUMS FOR OVERTIME HOURS WILL BE COMPUTED BY FIRST MULTIPLYING THE STANDARD BILLING RATE BY THE APPLICABLE OVERTIME MULTIPLIER AND THEN MULTIPLYING THE RESULT BY THE APPROPRIATE SHIFT PREMIUM. FORD WILL NOT BE RESPONSIBLE FOR RATES COMPUTED UNDER ANY OTHER METHOD OR ASSUMPTION.

                                              TOTAL NUMBER OF ITEMS     =      0



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